October 18, 2024

Money Market	American Cancer Society Support – Class I Shares† Ticker	American Cancer Society Support – Class N Shares† Ticker
Janus Henderson Government Money Market Fund	ACJXX*	ACOXX

Janus Investment Fund

Prospectus

The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

†	The American Cancer Society® does not endorse any service or product. Shares of Janus Henderson Government Money Market Fund (the “Fund”) are not sponsored, endorsed, or promoted by the American Cancer Society®, and the American Cancer Society® is not an investment adviser or service provider to the Fund, Janus Investment Fund, or Janus Henderson Investors US LLC.
*	Not currently offered.

This Prospectus describes Janus Henderson Government Money Market Fund, a portfolio of Janus Investment Fund (the “Trust”). Janus Henderson Investors US LLC (the “Adviser”) serves as investment adviser to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. American Cancer Society Support – Class I Shares and American Cancer Society Support – Class N Shares (individually and/or collectively, the “Shares”) are offered by this Prospectus.

The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of Shares. For additional information about these classes of Shares and whether or not you are eligible to purchase these Shares, please refer to the Shareholder’s Guide section of the Prospectus.

For the purpose of this Prospectus, any reference to the “Janus Henderson funds” is inclusive of all series of the Trust, collectively, unless otherwise noted in this Prospectus.

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FUND SUMMARY

Janus Henderson Government Money Market Fund

Ticker: ACJXX American Cancer Society Support – Class I Shares

      ACOXX American Cancer Society Support – Class N Shares

INVESTMENT OBJECTIVES

Janus Henderson Government Money Market Fund seeks capital preservation and liquidity with current income as a secondary objective.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. Information about eligibility requirements for each share class is available from your financial professional and in the “Purchases” section on page 19 of the Fund’s Prospectus and in the “Purchase of Shares” section on page 20 of the Fund’s Statement of Additional Information. In addition, please see Appendix A for information regarding financial intermediary-specific policies that may apply to purchases of Fund shares through certain intermediaries. You may also incur brokerage commissions charged by your broker or financial intermediary when buying American Cancer Society Support – Class I Shares or American Cancer Society Support – Class N Shares of the Fund that are not reflected in the table or in the example below.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	American Cancer Society Support – Class I	American Cancer Society Support – Class N
Management Fees	0.20%	0.20%
Other Expenses(1)	0.19%	0.03%
Total Annual Fund Operating Expenses	0.39%	0.23%

(1)	Other Expenses are based on the estimated annualized expenses that the Shares expect to incur.

EXAMPLE:

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
American Cancer Society Support – Class I Shares	$40	$125	$219	$493
American Cancer Society Support – Class N Shares	$24	$74	$130	$293

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objectives by primarily investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. Government securities and repurchase agreements that are collateralized by U.S. Government securities.

The Fund operates as a “government money market fund” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended. As a government money market fund, the Fund pursues its investment objectives by normally investing at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities). The Fund’s investments in U.S. Government securities may include obligations issued and/or guaranteed as to principal and interest by the United States Government or by its agencies and instrumentalities, and repurchase agreements secured by such obligations. Although U.S. Government agencies and instrumentalities

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may be chartered or sponsored by Acts of Congress, their securities are not issued by, and may not be guaranteed by (i.e., backed by the full faith and credit of), the U.S. Treasury. Some government agency and instrumentality securities not backed by the full faith and credit of the United States are supported by the issuer’s ability to borrow from the U.S. Treasury, some are supported only by the credit of the issuer, and some are supported by the United States in some other way. The Fund’s investments in securities issued by U.S. Government agencies and instrumentalities may be significant.

The Fund will:

•	invest in high-quality, short-term money market instruments that present minimal credit risks, as determined by the Adviser

•	invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended)

•

maintain a dollar-weighted average portfolio maturity of 60 days or less and maintain a dollar-weighted average portfolio life (portfolio maturity measured without reference to any maturity shortening provisions of adjustable rate securities by reference to their interest rate reset dates) of 120 days or less

As a government money market fund, the Board of Trustees has determined not to subject the Fund to a liquidity fee on Fund redemptions. Please note that the Board of Trustees has reserved the ability to change this determination with respect to liquidity fees, but only after providing appropriate prior notice to shareholders.

PRINCIPAL INVESTMENT RISKS

Money Market Risk.  You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Adviser is not required to reimburse the Fund for losses, and you should not expect that the Adviser will provide financial support to the Fund at any time, including during periods of market stress. Accordingly, if the value of Fund Shares were to fall below $1.00 per share, there is no guarantee that the Adviser or its affiliates would protect the Fund or redeeming shareholders against any loss of principal.

Liquidity Risk.  The liquidity of the securities which the Fund holds may deteriorate rapidly due to credit events affecting one or more issuers or guarantors or due to general market conditions and a lack of willing buyers. In such cases, the Fund may have to accept a lower price or may be unable to sell a security. An inability to sell one or more securities may negatively affect the Fund’s ability to maintain a $1.00 share price or prevent the Fund from being able to take advantage of other investment opportunities. Additionally, adverse market conditions impacting the trading of the value of money market instruments and/or an unusually high volume of redemption requests could cause the Fund to be unable to pay redemption proceeds within a short period of time. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s ability to maintain the value of your investment at $1.00 per share.

Credit Quality Risk.  The value of the securities which the Fund holds may fall based on an issuer’s actual or perceived creditworthiness, or an issuer’s ability to meet its obligations (potentially even the U.S. Government). The credit quality of the Fund’s holdings can change rapidly in certain market environments and any downgrade or default of a portfolio security could cause the Fund’s yield to fall or cause the value of the Fund’s Shares to fall below $1.00 per share.

Interest Rate Risk.  Although the Fund seeks to invest only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of the changes in interest rates. Rising interest rates could cause the value of the Fund’s investments to decline, and a decline in interest rates is likely to cause the Fund’s yield to decline. During periods of unusually low or negative interest rates, the Fund’s yield may approach or fall below zero. Such low interest rate environments may prevent the Fund from providing a positive yield or could impair the Fund’s ability to maintain the value of your investment at $1.00 per share. Over time, the real value of the Fund’s yield may be eroded by inflation.

Market Risk.  The Fund’s yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. For capital preservation and liquidity, the Fund may have a greater concentration in short-term securities including, but not limited to, investing up to all of its assets in overnight securities, which may result in a reduction of the Fund’s yield.

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Collateral Risk.  With respect to collateral received in repurchase transactions or other investments, the Fund may have significant exposure to government agencies not secured by the full faith and credit of the United States. Such exposure, depending on market conditions, could have a negative impact on the Fund, including minimizing the value of any collateral.

Counterparty Risk.  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Variable and Floating Rate Demand Notes Risk.  Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer’s or guarantor’s creditworthiness. Demand features, which are often issued by third-party financial institutions, may shorten the life of a variable or floating rate security. Accordingly, the credit quality and liquidity of the Fund’s investments may be dependent in part on the credit quality of the third-party financial institutions supporting the Fund’s investments. In addition, the absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults and the third party is unable to fulfill its liquidity or guarantee demand feature obligations.

U.S. Government Securities Risk.  Certain U.S. Government securities are not guaranteed or backed by the full faith and credit of the United States. For these securities, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

Repurchase Agreement Risk.  Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. American Cancer Society Support – Class T Shares (formerly named Class J Shares, the initial share class) of the Fund commenced operations with the Fund’s inception. American Cancer Society Support – Class I Shares and American Cancer Society Support – Class N Shares of the Fund commenced operations on October 18, 2024. The performance shown for American Cancer Society Support – Class I Shares and American Cancer Society Support – Class N Shares for the period February 14, 1995 to December 31, 2023, reflects the performance of the Fund’s American Cancer Society Support – Class T Shares. If American Cancer Society Support – Class I Shares and American Cancer Society Support – Class N Shares had been available during periods prior to December 31, 2023, they would have substantially similar annual returns because all classes of shares invest in the same portfolio of securities, but returns will differ only to the extent that American Cancer Society Support – Class I Shares and American Cancer Society Support – Class N Shares have lower expenses.

The bar chart depicts the change in performance from year to year during the periods indicated. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

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The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.

Annual Total Returns for American Cancer Society Support – Class T Shares (calendar year-end)

Best Quarter: 4th Quarter 2023 1.22% Worst Quarter: 4th Quarter 2014 0.00%

Class T Shares’ year-to-date return as of the calendar quarter ended September 30, 2024 was 3.61%.

Average Annual Total Returns (periods ended 12/31/23)
	1 Year	5 Years	10 Years	Since Inception (2/14/95)
American Cancer Society Support – Class T Shares(1)
Return Before Taxes	4.54%	1.50%	0.90%	2.06%

(1)

American Cancer Society Support – Class T Shares of the Fund are not offered in the Prospectus. Ordinarily, American Cancer Society Support – Class I Shares and American Cancer Society Support – Class N Shares would have similar annual returns because the shares are invested in the same portfolio of securities and the annual returns may likely differ to the extent that the classes do not have the same expenses. American Cancer Society Support – Class I Shares and American Cancer Society Support – Class N Shares are new and have not completed a full calendar year of operations as of December 31, 2023 and therefore American Cancer Society Support – Class I Shares and American Cancer Society Support – Class N Shares do not have annualized return information to report. Return information for the Fund’s American Cancer Society Support – Class I Shares and American Cancer Society Support – Class N Shares will be shown in future prospectuses offering the Fund’s American Cancer Society Support – Class I Shares and American Cancer Society Support – Class N Shares after the Fund’s American Cancer Society Support – Class I Shares and American Cancer Society Support – Class N Shares have a full calendar year of return information to report.

The 7-day yield on December 31, 2023 was 4.80% for Janus Henderson Government Money Market Fund.

Performance information for the Fund’s other share classes is included in the Fund’s annual and semiannual report (for the period ended December 31, 2023) and in the Fund’s Form N-CSR filing (for the period ended June 30, 2024 and moving forward) and is available at janushenderson.com/reports or by calling 1-877-335-2687.

MANAGEMENT

Investment Adviser:  Janus Henderson Investors US LLC

Portfolio Management:  Andrew Forman is Co-Portfolio Manager of the Fund, which he co-managed since February 2025. Garrett Strum is Executive Vice President and Lead Portfolio Manager of the Fund, which he has managed or co-managed since May 2017.

Effective February 1, 2025, Mr. Forman will serve as Co-Portfolio Manager of the Fund.

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PURCHASE AND SALE OF FUND SHARES

Minimum Investment Requirements

American Cancer Society Support – Class I Shares
Through an intermediary institution
• non-retirement accounts	$2,500	†
• certain tax-advantaged accounts or UGMA/UTMA accounts	$500	†
American Cancer Society Support – Class N Shares
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$2,500	*
Institutional investors (investing directly with the Fund)	$1,000,000

†

Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.

*	Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.

Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase American Cancer Society Support – Class I Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or its distributor (or its affiliates) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND

FEES AND EXPENSES

Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus.  The fees and expenses shown reflect estimated annualized expenses that the Shares expect to incur.

•

“Annual Fund Operating Expenses” are paid out of the Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the Example in the Fund Summary shows, these costs are borne indirectly by all shareholders through the management fee and the administration fee paid to the Adviser.

•

The “Management Fee” is the investment advisory fee rate paid by the Fund to the Adviser. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).

•

“Other Expenses” for the Fund include an administration fee of 0.18% for American Cancer Society Support – Class I Shares and 0.02% for American Cancer Society Support – Class N Shares of the average daily net assets of the Fund to compensate the Adviser for providing certain administration services including, but not limited to, recordkeeping and registration functions and also to pay for costs such as shareholder servicing and custody.

•

The Adviser may voluntarily waive and/or reimburse fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. Any waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of the Adviser. There is no guarantee that the Fund will maintain a positive yield.

•

All expenses in the Fund’s “Fees and Expenses of the Fund” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

ADDITIONAL INVESTMENT STRATEGIES AND GENERAL PORTFOLIO POLICIES

The Fund’s Board of Trustees (“Trustees”) may change the Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change it considers material. In addition, the Fund will provide shareholders with at least 60 days’ notice prior to changing the 80% investment policy. If there is a material change to the Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

This section takes a closer look at investment strategies and general policies that apply to the Fund. Some of these strategies and policies may be part of a principal strategy. Other strategies and policies may be utilized to a lesser extent. The Fund is subject to certain specific Securities and Exchange Commission (“SEC”) rule requirements. Among other things, the Fund is limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended) that are determined to present minimal credit risk.

Security Selection

In selecting securities for the Fund’s portfolio, portfolio management focuses on securities that offer liquidity and a competitive yield. The Adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities.

Demand Features

Demand features give the Fund the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security or preferred stock, enhance the instrument’s credit quality, and provide a source of liquidity. Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Fund’s investments may be dependent in part on the credit quality of the banks supporting the Fund’s investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support.

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Liquidity

The Fund has adopted liquidity requirements (measured at the time of purchase) as noted:

•

Daily liquidity. The Fund will invest at least 25% of its total assets in “daily liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day, and/or amounts receivable and due unconditionally within one business day on pending sales of portfolio securities.

•

Weekly liquidity. The Fund will invest at least 50% of its assets in “weekly liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within five business days.

•	The Fund will limit its investments in illiquid securities to 5% or less of its total assets.

Mortgage- and Asset-Backed Securities

The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities, as well as the securities of other government or government-related entities, are not backed by the full faith and credit of the U.S. Government.

Participation Interests

A participation interest gives the Fund a proportionate, undivided interest in underlying debt securities and usually carries a demand feature.

Repurchase Agreements

The Fund may enter into collateralized repurchase agreements by cash or U.S. Government securities. Repurchase agreements are transactions in which the Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest.

U.S. Government Securities

The Fund may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the full faith and credit of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer.

Variable and Floating Rate Securities

The Fund may purchase variable and floating rate demand notes of U.S. Government issuers. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer’s or guarantor’s creditworthiness.

RISKS OF THE FUND

The value of your investment may vary over time, and you may lose money by investing in the Fund. The following information is intended to help you better understand some of the risks of investing in the Fund, including those risks that are summarized in the Fund Summary sections. This information also includes descriptions of other risks the Fund may be subject to as a result of additional investment strategies and general policies that may apply to the Fund. The impact of the following risks on the Fund may vary depending on the Fund’s investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security. Before investing in the Fund, you should consider carefully the risks that you assume when investing in the Fund.

Commercial Paper Risk. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investments in commercial paper are subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. In addition, under certain

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circumstances commercial paper may become illiquid or may suffer from reduced liquidity. Commercial paper can be fixed- rate or variable rate and can be adversely affected by changes in interest rates.

Counterparty Risk. Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Credit Quality Risk. The value of the securities which the Fund holds may fall based on an issuer’s actual or perceived creditworthiness, or an issuer’s ability to meet its obligations. The credit quality of the Fund’s holdings can change rapidly in certain market environments and any downgrade or default of a portfolio security could cause the Fund’s yield to fall or cause the value of the Fund’s Shares to fall below $1.00 per share.

Liquidity Risk. The liquidity of the securities which the Fund holds may deteriorate rapidly due to credit events affecting one or more issuers or guarantors or due to general market conditions and a lack of willing buyers. In such cases, the Fund may have to accept a lower price or may be unable to sell a security. An inability to sell one or more securities may negatively affect the Fund’s ability to maintain a $1.00 share price or prevent the Fund from being able to take advantage of other investment opportunities. Additionally, adverse market conditions impacting the trading of the value of money market instruments and/or an unusually high volume of redemption requests could cause the Fund to be unable to pay redemption proceeds within a short period of time. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s ability to maintain the value of your investment at $1.00 per share.

Market Risk.  The Fund’s yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. For capital preservation and liquidity, the Fund may have a greater concentration in short-term securities including, but not limited to, investing up to all of its assets in overnight securities, which may result in a reduction of the Fund’s yield. Further, regardless of how well securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions that have a significant effect on issuers. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, war, conflicts, including related sanctions, social unrest, financial institution failures, and economic recessions, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

•

Armed Conflict. Recent such examples include conflict, loss of life, and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel in the Middle East. The extent and duration of each conflict, resulting sanctions and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the United States and broader global economy and the markets for certain securities and commodities.

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and return. Mortgage- and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage- and asset-backed securities are subject to both extension risk, where during periods of rising interest rates, certain debt obligations may be paid off substantially slower than originally expected, and prepayment risk, where during periods of falling interest rates, certain debt obligations may be paid off quicker than originally anticipated. These risks may reduce the Fund’s returns. In addition, investments in certain mortgage- and asset- backed securities may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

Participation Interests Risk. If the Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. The Fund may only be able to enforce its rights through the lender and may assume the

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credit risk of both the borrower and the lender, or any other intermediate participant. The Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by the Fund to receive scheduled interest or principal payments may adversely affect the income of the Fund and may likely reduce the value of its assets, which would be reflected by a reduction in the Fund’s net asset value.

Repurchase Agreement Risk. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory. There is no guarantee that the Adviser’s analysis of the creditworthiness of the counterparty will be accurate, and the underlying collateral involved in the transaction can expose the Fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.

U.S. Government Securities Risk. Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets. Certain U.S. Government securities are not guaranteed or backed by the full faith and credit of the United States. For these securities, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

Variable and Floating Rate Demand Notes Risk. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer’s or guarantor’s creditworthiness. Demand features, which are often issued by third-party financial institutions, may shorten the life of a variable or floating rate security. Accordingly, the credit quality and liquidity of the Fund’s investments may be dependent in part on the credit quality of the third-party financial institutions supporting the Fund’s investments. In addition, the absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults and the third party is unable to fulfill its liquidity or guarantee demand feature obligations.

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MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Janus Henderson Investors US LLC (the “Adviser”), 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. The Adviser is responsible for the day-to-day management of the Fund’s investment portfolio and furnishes continuous advice and recommendations concerning the Fund’s investments. The Adviser also provides certain administration and other services and is responsible for other business affairs of the Fund.

The Adviser (together with its predecessors and affiliates) has served as investment adviser to the Janus Henderson mutual funds since 1970 and currently serves as investment adviser to all of the Janus Henderson mutual funds, as well as the Janus Henderson exchange-traded funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.

The Trust and the Adviser have received an exemptive order from the SEC that permits the Adviser, subject to the approval of the Board of Trustees (“Trustees”), to appoint or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or the Adviser (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the Investment Company Act of 1940, as amended) of the Adviser or of another company that, indirectly or directly, wholly owns the Adviser (collectively, “wholly-owned subadvisers”).

Pursuant to the order, the Adviser, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate the Fund’s assets among the Adviser and any other non-affiliated subadvisers or wholly- owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that the Fund’s assets are allocated to one or more subadvisers, the Adviser, subject to oversight by the Trustees, would have the responsibility to oversee such subadviser(s) to the Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that the Adviser hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and subadvisory agreement within 90 days.

The Adviser furnishes certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund and providing personnel to serve as officers to the Fund. The Adviser generally pays the salaries, fees, and expenses of Fund officers with respect to services provided to the Fund, although some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund.

MANAGEMENT EXPENSES

The Fund pays the Adviser an investment advisory fee and incurs other expenses, including legal and auditing fees and Independent Trustees’ fees and expenses. The Fund’s investment advisory fee is calculated daily and paid monthly. The Fund’s advisory agreement details the investment advisory fee and other expenses that the Fund pays.

The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate). The rate shown is a fixed rate based on the Fund’s average daily net assets.

Fund Name	Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%) (annual rate)
Janus Henderson Government Money Market Fund	All Asset Levels	0.20

American Cancer Society Support

The Adviser will donate from the Adviser’s own resources, an amount representing 50% of the Adviser’s quarterly management fee revenue attributable to the Fund, net of any fee waivers and/or expense reimbursements, to the American Cancer Society® (“ACS”) in connection with ACS’s agreement to license the use of its name and trademarks to the Adviser. The Adviser will make annual minimum contributions to ACS of $1 million from 2024 to 2027, and in each year thereafter to the extent this arrangement continues. The Adviser’s donation may result in a tax benefit for the Adviser, but will not result in a tax benefit for shareholders. The ACS does not endorse any service or product. Shares of the Fund are not sponsored, endorsed, or promoted by the ACS, and the ACS is not an investment adviser or service provider to the Fund, Trust, or Adviser.

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A discussion regarding the basis for the Trustees’ approval of the Fund’s investment advisory agreement is included in the Fund’s semiannual report (for the period ended December 31, 2023) and in the Fund’s financial statements (for the period ended June 30, 2024 and moving forward). You can request the Fund’s semiannual reports or financial statements (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. This information is also available, free of charge, at janushenderson.com/info.

ADMINISTRATION FEE

The Fund pays an administration fee of 0.18% of the average daily net assets of American Cancer Society Support – Class I Shares and 0.02% of the average daily net assets of American Cancer Society Support – Class N Shares to compensate the Adviser for providing certain administration services including, but not limited to, recordkeeping, fund accounting, preparation of reports and prospectuses distributed to current shareholders, and registration functions. This administration fee also covers expenses including, but not limited to, custody, transfer agency, shareholder servicing, and provision of office facilities and personnel necessary to carry on the business of the Fund. The administration fee may also be used to pay financial intermediaries for subaccounting, order processing for omnibus or networked accounts, or other shareholder servicing. Order processing includes the submission of transactions by financial intermediaries through the National Securities Clearing Corporation or similar systems, or those processed on a manual basis.

PORTFOLIO MANAGEMENT

Janus Henderson Government Money Market Fund

Effective February 1, 2025, Co-Portfolio Managers Andrew Forman and Garrett Strum will be responsible for the day-to-day management of the Fund. Mr. Strum, as Lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolios.

Andrew Forman is Co-Portfolio Manager of Janus Henderson Government Money Market Fund, which he has co-managed since February 2025. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Forman joined the Adviser in 2013. He holds a Bachelor of Arts degree in Economics with a minor in Atmospheric and Oceanic Sciences from the University of Colorado.

Garrett Strum is Executive Vice President and Lead Portfolio Manager of Janus Henderson Government Money Market Fund, which he has managed or co-managed since May 2017. He is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. Mr. Strum holds a Bachelor of Science degree in Business with concentrations in Finance and Real Estate from Colorado State University.

Conflicts of Interest

The Adviser manages other funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, the Adviser manages the Janus Henderson “funds of funds,” which are funds that invest primarily in other mutual funds that are managed by the Adviser. Because the Adviser manages the Janus Henderson “funds of funds” and the Janus Henderson funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus Henderson “fund of funds” among such Janus Henderson funds. To the extent that the Fund is an underlying fund in a Janus Henderson “fund of funds,” a potential conflict of interest arises when allocating the assets of the Janus Henderson “fund of funds” to that Fund. Purchases and redemptions of fund shares by a Janus Henderson “fund of funds” due to reallocations or rebalancings may result in the Fund having to sell securities or invest cash when it otherwise would not do so, which could accelerate the recognition of taxable income or cause actual expenses to increase. The impact of these transactions is likely to be greater when a Janus Henderson “fund of funds” purchases, redeems, or owns a substantial portion of the Fund’s shares. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Fund’s SAI.

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OTHER INFORMATION

DISTRIBUTION OF THE FUND

The Fund is distributed by Janus Henderson Distributors US LLC (the “Distributor”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or 1-800-289-9999.

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DISTRIBUTION AND TAXES

DISTRIBUTIONS

To avoid taxation of the Fund, the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A return of capital distribution is tax-free to the extent of your basis in your shares and thereafter is treated as a capital gain if you hold your shares as a capital asset. Because a return of capital distribution reduces the basis of your shares, a return of capital distribution may result in a higher capital gain or a lower capital loss when you sell your shares held in a taxable account. Distributions are made at the class level, so they may vary from class to class within a single Fund.

Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily (Saturdays, Sundays, and holidays included) and distributed as of the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared and distributed at the end of the preceding month.

Purchase orders received prior to 4:00 p.m. (New York time) on a bank business day (a day when both the New York Stock Exchange (“NYSE”) and the Federal Reserve Banks are open) will begin to accrue dividends on the following bank business day.

Redemption requests received prior to 4:00 p.m. (New York time) on a bank business day will receive that day’s dividends. Proceeds of such redemption will normally be sent on the next bank business day.

The Fund reserves the right to require purchase and redemption requests and payments prior to these times on days when the bond markets or NYSE close early. The Fund reserves the right to close in conjunction with the closure of the bond markets (i.e., when the bond markets are closed or close early).

For your convenience, distributions of dividends and capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-advantaged plan or account.

TAXES

As with any investment, you should consider the tax consequences of investing in the Fund. The following is a general discussion of certain federal income tax consequences of investing in the Fund. The discussion does not apply to qualified tax-advantaged accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser regarding the effect that an investment in the Fund may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.

Taxes on Distributions

Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. Distributions from net investment income (which includes dividends, interest, and realized net short-term capital gains), other than qualified dividend income, are taxable to shareholders as ordinary income. Distributions of qualified dividend income are taxed to individuals and other noncorporate shareholders at long-term capital gain rates, provided certain holding period and other requirements are satisfied. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held Fund shares. In certain states, a portion of the distributions (depending on the sources of the Fund’s income) may be exempt from state and local taxes. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to an additional 3.8% Medicare contribution tax on net investment income. Net investment income includes dividends paid by the Fund and capital gains from any sale or exchange of Fund shares. The Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Distributions declared to shareholders of record in October, November, or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared. Generally, account tax information will be made available to shareholders on or before February 15 of each year. Information regarding distributions may also be reported to the Internal Revenue Service (the “IRS”).

Distributions made by the Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject

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to federal income tax at ordinary income rates and, if made before age 59 1⁄2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor or tax adviser.

Taxes on Sales or Exchanges

Any time you sell or exchange shares of the Fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and if not held for such period, as a short-term capital gain or loss. Any tax liabilities generated by your transactions are your responsibility. Your ability to deduct capital losses may be limited under the Internal Revenue Code.

The Fund may be required to withhold U.S. federal income tax on all distributions and redemption proceeds to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the IRS (or the Fund has been notified by the IRS) that they are subject to backup withholding. The current backup withholding rate is applied.

If a shareholder does not meet the requirements of the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to impose a 30% U.S. withholding tax on distributions and proceeds from the sale or other disposition of shares in the Fund. FATCA withholding will generally apply to payments of dividends from net investment income, payments of gross proceeds from sales of Fund shares, and distributions of net capital gains. Proposed Treasury regulations, however, generally eliminate withholding under FATCA on gross proceeds, which include certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares. Taxpayers generally may rely on these proposed Treasury regulations until final Treasury regulations are issued. Shareholders should consult their individual tax advisers regarding the possible implications of FATCA.

For Shares sold from a taxable account, your intermediary (or the Fund, if you hold American Cancer Society Support – Class N Shares directly with the Fund) will report cost basis information to you and to the IRS. Your intermediary (or the Fund) will permit shareholders to elect their preferred cost basis method. In the absence of an election, your cost basis method will be your intermediary’s default method, unless you hold American Cancer Society Support – Class N Shares directly with the Fund in which case the Fund will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the cost basis reporting laws apply to you and your investments.

Taxation of the Fund

Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders. If the Fund makes such election, foreign taxes paid by the Fund will be reported to shareholders as income and shareholders may claim a tax credit or deduction for such taxes, subject to certain limitations. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of substantially all its net investment income and net capital gains. It is important that the Fund meets these requirements so that any earnings on your investment will not be subject to federal income tax twice. If the Fund invests in partnerships, it may be subject to state tax liabilities.

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SHAREHOLDER’S GUIDE

With certain exceptions, the Fund is generally available only to shareholders residing in the United States and employees of the Adviser or its affiliates. For purposes of this policy, the Fund requires that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors.

American Cancer Society Support – Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. American Cancer Society Support – Class I Shares may also be available to retail investors purchasing in qualified or nonqualified accounts where such accounts are held through an omnibus account at your broker or financial intermediary. For more information please refer to Appendix A which accompanies this Prospectus. A portion of the administration fee for American Cancer Society Support - Class I Shares may be used to pay financial intermediaries for subaccounting, order processing for omnibus or networked accounts, or other shareholder servicing. In addition to these fees and expenses paid by American Cancer Society Support – Class I Shares, your broker or financial intermediary may impose a commission or other sales charge on purchases. The nature and amount of such commission or other sales charge for your purchases is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative.

American Cancer Society Support – Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans, and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) institutional investors and retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, the Adviser or its affiliates, for distribution-related or other shareholder services. Your broker or financial intermediary may impose a commission or other sales charge on purchases of American Cancer Society Support – Class N Shares. The nature and amount of such commission or other sales charge for your purchases is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative. American Cancer Society Support – Class N Shares also are available to Janus Henderson proprietary products. American Cancer Society Support – Class N Shares also are available to certain direct institutional investors approved by the Distributor including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment. For instructions on how to purchase, exchange, or redeem Shares, contact your financial intermediary or refer to your plan documents. For American Cancer Society Support – Class N Shares held directly with the Fund, please contact a Janus Henderson representative at 1-800-333-1181.

PRICING OF FUND SHARES

The per share net asset value (“NAV”) for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Fund’s NAV is calculated as of the close of the trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the time at which the Fund’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time, or as permitted by the SEC. The Fund reserves the right to close in conjunction with the closure of the bond markets (i.e., when the bond markets are closed or close early). The value of the Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund’s Shares.

The price you pay for purchases of Shares is the public offering price, which is the NAV next calculated after your request is received in good order by the Fund or its agents. The price you pay to sell Shares is also the NAV. Although purchases and redemptions are made at the net asset value calculated after your order is received by the Fund, you may be charged a commission by your broker or other

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financial institution. The nature and amount of the commission and the times at which it may be collected are determined by your broker. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares. In order to receive a day’s price, your order must be received in good order by the Fund or its agents by the close of the trading session of the NYSE.

The Fund’s portfolio securities are valued at amortized cost, which approximates market value. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of the Fund’s portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.

All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

CHOOSING A SHARE CLASS

American Cancer Society Support – Class I Shares and American Cancer Society Support – Class N Shares are offered by this Prospectus. The Fund offers multiple classes of shares in order to meet the needs of various types of investors. For more information about these classes of Shares and whether or not you are eligible to purchase these Shares, please call 1-877-335-2687.

Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. For an analysis of fees associated with an investment in each share class or other similar funds, please visit www.finra.org/fundanalyzer. When choosing a share class, you should consider:

•	how much you plan to invest;
•	how long you expect to own the shares; and
•	the expenses paid by each class.

You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to each class of Shares:

American Cancer Society Support – Class I Shares(1)
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administration fee	0.18%(1)
Minimum initial investment
• through an intermediary institution	$2,500(2)
Maximum purchase	None
Minimum aggregate account balance	None
American Cancer Society Support – Class N Shares(1)
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administration fee	0.02%(1)
Minimum initial investment
• Retirement investors (investing through an adviser-assisted, employer-sponsored plan)	None
• Retail investors (investing through a financial intermediary omnibus account)	$2,500(3)
• Institutional investors (investing directly with the Fund)	$1,000,000
Maximum purchase	None
Minimum aggregate account balance	None

(1)

In addition to these fees and expenses, your broker or financial intermediary may impose a commission or other sales charge on your purchases of American Cancer Society Support – Class I Shares or American Cancer Society Support – Class N Shares. The nature and amount of such commission or other sales charge is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative.

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(2)

Exceptions to this minimum may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.

(3)	Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY THE ADVISER OR ITS AFFILIATES

From their own assets, the Adviser or its affiliates pay selected brokerage firms or other financial intermediaries that sell certain classes of Shares of the Janus Henderson funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by the Adviser, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus Henderson funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of Shares may create an incentive for an intermediary to promote or favor other share classes of the Janus Henderson funds. The Adviser and its affiliates consider a number of factors in making payments to financial intermediaries, including, but not limited to, the share class or share classes selected by the financial intermediary for a particular channel, platform or investor type, whether such class is open to new investors on a particular platform or channel, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with the Adviser’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time.

In addition, the Adviser, the Distributor, or their affiliates pay fees, from their own assets, to certain brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, other shareholder or administrative services (including payments for processing transactions via the National Securities Clearing Corporation or other means), and the Committee on Uniform Security Identification Procedures (“CUSIP”) and fund setup fees, in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for certain of these types of services or other services. The Adviser or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts.

The Adviser or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Fund. The Adviser or its affiliates make payments to participate in selected intermediary marketing support programs which may provide the Adviser or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, data, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.

The receipt of (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such

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payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.

From time to time, certain financial intermediaries approach the Adviser to request that the Adviser make contributions to certain charitable organizations. In these cases, the Adviser’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).

The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. However, as described elsewhere in this Prospectus, your financial adviser and/or his or her firm may also receive an administration fee in connection with your purchase and retention of Janus Henderson funds. When such fees are combined with the payments described above, the aggregate payments being made to a financial intermediary may be substantial. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and, if applicable, when considering which share class of the Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.

PURCHASES

With certain exceptions, the Fund is generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, you may not be able to open an account or buy additional shares.

American Cancer Society Support – Class N Shares may be purchased directly with the Fund in certain circumstances as described in the eligibility discussion at the beginning of this “Shareholder’s Guide” section. Contact your financial intermediary, a Janus Henderson representative (1-800-333-1181) if you hold American Cancer Society Support – Class N Shares directly with the Adviser, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Under certain circumstances, the Fund may permit an in-kind purchase of Shares. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Fund’s behalf. As discussed under “Payments to Financial Intermediaries by the Adviser or its Affiliates,” the Adviser and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that provide services in connection with investments in the Fund. You should consider such arrangements when evaluating any recommendation of the Fund.

The Fund reserves the right to require purchase requests and payments from the financial intermediary or plan sponsor prior to 4:00 p.m. (New York time) on days when the bond markets or NYSE close early. The Fund reserves the right to close in conjunction with the closure of the bond markets (i.e., when the bond markets are closed or close early).

The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading.

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your financial intermediary (or the Adviser if you hold American Cancer Society Support – Class N Shares directly with the Fund) is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, Social Security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number, and you may be requested to provide information on persons with authority or control over the account, or persons who own (whether directly, indirectly, or beneficially) 25% or more of the entity, such as name, permanent street address, date of birth, and Social Security number. Until verification of an identity is made, your financial intermediary (or the Adviser if you hold American Cancer Society Support – Class N Shares directly with the Fund) may temporarily limit additional share purchases. In addition, your financial intermediary (or the Adviser if you hold American Cancer Society Support – Class N Shares directly with the Fund) may close an account if it is unable to verify a shareholder’s identity. Please contact your financial intermediary (or a Janus Henderson representative if you hold American Cancer Society Support – Class N Shares directly with the Fund) if you need additional assistance when completing your application or additional information about the intermediary’s Anti-Money Laundering Program.

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In an effort to ensure compliance with this law, the Adviser’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Minimum Investment Requirements

American Cancer Society Support – Class I Shares

Accounts offered through an intermediary institution must meet the minimum investment requirements of $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-advantaged accounts or UGMA/UTMA accounts. Directors, officers, and employees of Janus Henderson Group plc (“JHG”) and its affiliates, as well as Trustees and officers of the Fund, may purchase American Cancer Society Support – Class I Shares through certain financial intermediaries’ institutional platforms. For more information about this program and eligibility requirements, please contact a Janus Henderson representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus Henderson representative, as applicable.

American Cancer Society Support – Class N Shares

For retail investors whose accounts are held through an omnibus account at their financial intermediary, the minimum investment is $2,500 per Fund account. Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum. For institutional investors investing directly with the Fund, the minimum investment is $1 million per Fund account. There is no investment minimum for adviser-assisted, employer-sponsored retirement plans, including health savings accounts. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus Henderson representative, as applicable.

American Cancer Society Support – Class I Shares and American Cancer Society Support – Class N Shares

The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed provided you meet certain residency eligibility requirements. You may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of a redemption. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

Systematic Purchase Plan

You may arrange for periodic purchases by authorizing your financial intermediary (or the Adviser if you hold American Cancer Society Support – Class N Shares directly with the Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus Henderson representative for details.

EXCHANGES

With certain exceptions, the Fund is generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, the exchange privilege may not be available. Contact your financial intermediary, a Janus Henderson representative (1-800-333-1181) if you hold American Cancer Society Support – Class N Shares directly with the Fund, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange from one fund to another is generally a taxable transaction (except for certain tax-advantaged accounts).

•

You may generally exchange Shares of the Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan. Only accounts beneficially owned by natural persons will be allowed to exchange to Janus Henderson Money Market Fund.

•

You may also exchange shares of one class for another class of shares within the same fund, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will generally only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received. The Fund’s fees and expenses differ between share classes. Please read the Prospectus for the share class you are interested in prior to investing in that share class. Contact your financial intermediary or consult your plan documents for additional information.

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•	You must meet the minimum investment amount for each fund.

•	The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

REDEMPTIONS

With certain exceptions, the Fund is generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, once you close your account, you may not make additional investments in the Fund.

Redemptions, like purchases, may generally be effected only through financial intermediaries, retirement platforms, and by certain direct institutional investors holding American Cancer Society Support – Class I Shares or American Cancer Society Support – Class N Shares. Please contact your financial intermediary, a Janus Henderson representative (1-800-333-1181) if you hold American Cancer Society Support – Class N Shares directly with the Fund, or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

Shares of the Fund may be redeemed on any business day on which the Fund’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agents. The Fund reserves the right to require redemption requests prior to 4:00 p.m. (New York time) on days when the bond markets or NYSE close early. The Fund reserves the right to close in conjunction with the closure of the bond markets (i.e., when the bond markets are closed or close early). Redemption proceeds will normally be sent within two business days following receipt of the redemption order. The Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, and other appropriate circumstances, redemption methods may include borrowing funds or redeeming in-kind.

The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed provided you meet certain residency eligibility requirements. If you hold American Cancer Society Support – Class N Shares directly with the Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of a redemption.

Large Shareholder Redemptions

Certain large shareholders, such as other funds, institutional investors, financial intermediaries, individuals, accounts, and affiliates of the Adviser, may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s Shares. Redemptions by these large shareholders of their holdings in the Fund may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the recognition of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Fund’s expense ratio.

Redemptions In-Kind

Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or

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in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid investments. Illiquid investments may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such investments, which could cause the redeeming shareholder to realize losses on the investment if it is sold at a price lower than that at which it had been valued. If the Fund makes an in-kind payment, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Fund for cash redemptions. Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash and subsequent sale of securities received in-kind may result in taxable gains for federal income tax purposes.

While the Fund may pay redemptions in-kind, the Fund may instead choose to raise cash to meet redemption requests through the sale of fund securities or permissible borrowings. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and may increase brokerage costs and accelerate the recognition of taxable income.

Suspension of Redemptions

In the event the Fund’s market-based net asset value per share has deviated from the Fund’s amortized cost price per share, or the Fund’s Trustees, including a majority of Independent Trustees, determines that such a deviation is likely to occur, then the Trustees will take such action as they deem appropriate including, but not limited to, suspending redemptions and the payment of redemption proceeds, in order to facilitate the liquidation of the Fund. In addition, if the Fund’s weekly liquid assets fall below 10%, the Fund may cease honoring redemptions and liquidate at the discretion of the Trustees. Prior to suspending redemptions, such Fund would be required to notify the SEC of its decision to suspend redemptions and liquidate. If the Fund ceases honoring redemptions and makes a decision to liquidate, the Fund expects that it would notify shareholders on the Fund’s websites or by press release.

Systematic Withdrawal Plan

You may arrange for periodic redemptions by authorizing your financial intermediary (or the Adviser if you hold American Cancer Society Support – Class N Shares directly with the Fund) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus Henderson representative for details.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

The Mutual Fund Holdings Disclosure Policies and Procedures adopted by the Adviser and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes such policies and procedures with respect to disclosure of portfolio holdings.

•

Full Holdings. The Fund is required to disclose its complete holdings in the annual and semiannual financial statements located in Form N-CSR. In addition, the Fund is required to disclose its complete holdings in a monthly report on Form N-MFP within 5 business days after each month end. Form N-CSR filings and Form N-MFP reports (i) are available on the SEC’s website at http://www.sec.gov and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Holdings are generally posted within 5 business days after each month end under Full Holdings for the Fund at janushenderson.com/info.

•	Top Holdings. The Fund’s top portfolio holdings, in order of position size and as a percentage of the Fund’s total portfolio, are available monthly with a 15-day lag.

•

Other Information. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) and specific portfolio level performance attribution information and statistics monthly with a 15-day lag.

Full portfolio holdings will be available monthly and will remain on the Janus Henderson websites for at least 6 months on a rolling basis and will link to the Fund’s Form N-MFP filing available on the SEC website. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by the head of the applicable investment unit or a delegate, in consultation with the Fund’s Chief Compliance Officer or a delegate. Such exceptions may be made without prior notice to shareholders. A summary of the Fund’s portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund’s SAI.

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SHAREHOLDER COMMUNICATIONS

Statements and Reports

Your financial intermediary or plan sponsor (or the Adviser if you hold American Cancer Society Support – Class N Shares directly with the Fund) is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.

Your financial intermediary or plan sponsor (or the Adviser if you hold American Cancer Society Support – Class N Shares directly with the Fund) is responsible for providing annual and semiannual reports. Please contact your financial intermediary or plan sponsor (or the Adviser) to obtain these reports. The Fund’s fiscal year ends June 30.

Lost (Unclaimed/Abandoned) Accounts

It is important to maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned as undeliverable. Based upon statutory requirements for returned mail, your financial intermediary or plan sponsor (or the Adviser if you hold American Cancer Society Support – Class N Shares directly with the Fund) is required to attempt to locate the shareholder or rightful owner of the account. If the financial intermediary or plan sponsor (or the Adviser) is unable to locate the shareholder, then the financial intermediary or plan sponsor (or the Adviser) is legally obligated to deem the property “unclaimed” or “abandoned,” and subsequently escheat (or transfer) unclaimed property (including shares of a mutual fund) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Further, your mutual fund account may be deemed “unclaimed” or “abandoned,” and subsequently transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution check(s) sent to you during the time the check(s) remained uncashed.

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FINANCIAL HIGHLIGHTS

The following table details the financial performance information of the Fund’s American Cancer Society Support – Class T Shares (referenced in the table as “Class T”), which is described in a separate prospectus. Since American Cancer Society Support – Class I Shares and American Cancer Society Support – Class N Shares of the Fund have not commenced operations prior to the date of this prospectus, there are no financial highlights available at this time for these share classes. Because American Cancer Society Support – Class I Shares and American Cancer Society Support – Class N Shares have lower expenses and differing net assets than American Cancer Society Support – Class T Shares, financial highlights for American Cancer Society Support – Class I Shares and American Cancer Society Support – Class N Shares may differ.

Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Fund Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and waivers (reimbursements), if applicable. The net expense ratio reflects expenses after any expense offset arrangement and waivers (reimbursements), if applicable. The information for the Fund for the fiscal periods ended June 30 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR and is incorporated by reference into the SAI.

The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in American Cancer Society Support – Class T Shares of the Fund (assuming reinvestment of all dividends and distributions).

Janus Henderson Government Money Market Fund – Class T

	Years ended June 30
	2024	2023		2022		2021		2020
Net Asset Value, Beginning of Period	$1.00	$1.00		$1.00		$1.00		$1.00

Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.03		—	(2)	—	(2)	0.01
Net realized and unrealized gain/(loss)(2)	—	—		—		—		—
Total from Investment Operations	0.05	0.03		—		—		0.01

Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.03)		—	(2)	—	(2)	(0.01)
Distributions (from capital gains)	—	—	(2)	—		—		—
Total Dividends and Distributions	(0.05)	(0.03)		—		—		(0.01)

Net Asset Value, End of Period	$1.00	$1.00		$1.00		$1.00		$1.00

Total Return*	4.86%	3.25%		0.00%		0.00%		0.94%
Net Assets, End of Period (in thousands)	$6,217	$6,264		$8,866		$6,846		$7,384
Average Net Assets for the Period (in thousands)	$6,382	$8,717		$6,856		$7,040		$7,745
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.59%	0.60%		0.59%		0.59%		0.66%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.59%	0.60%		0.26%		0.09%		0.53%
Ratio of Net Investment Income/(Loss)	4.75%	3.14%		0.00%	(3)	0.00%	(3)	0.98%

*	Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)	Less than $0.005 on a per share basis.
(3)	Less than 0.005%.

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APPENDIX A

UBS FINANCIAL SERVICES INC.

The following information is provided by UBS Financial Services Inc.:

UBS Financial Services Inc. (“UBS”) may offer Class I Shares to its retail brokerage clients whose Shares are held in omnibus accounts at UBS, or its designee, without a sales charge, load, or 12b-1 distribution/service fee. For these clients UBS may charge commissions or transaction fees with respect to brokerage transactions in Class I Shares. Such fees are imposed by UBS for its retail brokerage clients, not the Fund, and are not paid by other purchasers of Class I Shares. The imposition of such fees by UBS does not impact the net asset value calculated after your order for Class I Shares is received by the Fund. Please contact your UBS representative for more information about these fees and other eligibility requirements.

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GLOSSARY OF INVESTMENT TERMS

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest, as well as some general investment terms. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

EQUITY AND DEBT SECURITIES

Agency discount notes are U.S. Government securities that are issued by a person controlled or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by the Congress of the United States that are issued at a discount to the principal amount to be repaid at maturity without provision for the payment of interest.

Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to finance short-term credit needs. The Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended.

Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

Fixed-income securities are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.

Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. These notes are direct lending arrangements between the lender and borrower and there is no secondary market for them. The principal plus accrued interest is redeemable at any time, however. This right to redeem the notes depends on the ability of the borrower to make the specified payments on demand.

Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.

OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

Repurchase agreements involve the purchase of a security by the Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash.

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You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report or Fund financial statements (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. The Fund’s Statement of Additional Information, most recent annual and semiannual reports, and Fund financial statements are also available, free of charge, at janushenderson.com/info. Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports and in Form N-CSR. In Form N-CSR, you will find the Fund’s annual and semiannual financial statements. Other information is also available from financial intermediaries that sell Shares of the Fund.

The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. Reports and other information about the Fund are available on the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

janushenderson.com

151 Detroit Street

Denver, CO 80206-4805

1-877-335-2687

The Trust’s Investment Company Act File No. is 811-1879.